MFS(R) Global Total Return Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below.

Portfolio Managers                 Primary Role            Since     Title and Five Year History
Steven R. Gorham                Equities Portfolio         2000      Senior  Vice  President  of MFS;  employed  in the
                                      Manager                        investment management area of MFS since 1992.

Matthew W. Ryan                   Debt Securities          2002      Senior  Vice  President  of MFS;  employed  in the
                                 Portfolio Manager                   investment management area of MFS since 1997.

Erik S. Weisman                   Debt Securities           May      Fixed  Income  Analyst  for MFS;  employed  in the
                                 Portfolio Manager         2005      investment management area of MFS since 2002.
                                                                     Assistant to the U.S. Executive Director for the
                                                                     International Monetary Fund from 2000 to 2002.

Barnaby Wiener                  Equities Portfolio         2003      Senior  Vice  President  of MFS;  employed  in the
                                      Manager                        investment management area of MFS since 1998.



                   The date of this Supplement is May 1, 2005.